Fair Value Measurement - Changes in Fair Value of Financial Assets and Liabilities in Level 3 (Parenthetical) (Detail) - Level 3 of fair value hierarchy [member] - CAD ($) $ in Millions	Oct. 31, 2022	Oct. 31, 2021
Disclosure of reconciliation of changes in fair value measurement assets liabilities [line items]
Deposits	$ 70	$ 90
Bifurcated embedded derivative liabilities	317	601
Other liabilities designated at FVTPL	$ 22	$ 51